Exhibit 99.1

Wheels Up Announces New Financing to Support Investments In Operations, Technology and Member Experience

Announces Date of Third Quarter 2022 Earnings call

NEW YORK — October 17, 2022 — (Business Wire) — Wheels Up Experience Inc. (NYSE: UP), the leading brand in private aviation, today announced that its subsidiary, Wheels Up Partners LLC, has issued equipment notes in the aggregate principal amount of $270 million through an EETC (Enhanced Equipment Trust Certificates) loan structure. The sale and issuance of the equipment notes provides approximately $259 million of net proceeds (exclusive of transaction expenses) for Wheels Up. The equipment notes are secured by a primary lien on certain of Wheels Up’s owned aircraft, have a maturity of up to seven years and a coupon of 12%.

“These proceeds give us additional financial flexibility to invest in our business as we pursue our goal for positive adjusted EBITDA in 2024,” said Todd Smith, CFO. “We believe we are in a strong competitive position to use the technology we’re deploying and our improving operational capability to provide an unparalleled customer experience in private aviation.”

Third Quarter 2022 Earnings Call

Financial results for the third quarter of 2022 will be released after the market closes on Wednesday, November 9, 2022. Management will host a conference call at 4:30 pm ET to discuss the results.

The event will be webcast live and can be accessed via the Events & Presentations page of our Investor Relations website.

An online replay of the conference call will be available approximately three hours after the conference call.

About Wheels Up

Wheels Up is the leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter and aircraft management services and whole aircraft sales — as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines. The Wheels Up Services brands also offer freight, safety & security solutions and managed services to individuals, industry, government and civil organizations.

Wheels Up is guided by the mission to connect flyers to private aircraft—and one another—and deliver exceptional, personalized experiences. Powered by a global private aviation marketplace connecting its growing base of 12,000+ members and customers to a network of more than 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app, members and customers have the digital convenience to search, book and fly. Wheels Up is committed to aligning with philanthropic organizations that matter most to our company, members, customers, families and friends.

Through the Wheels Up Cares program, a Wheels Up Beechcraft King Air 350i aircraft is custom-designed to represent the established cause and is a flying symbol of each charity's mission. Headquartered in New York City, Wheels Up has office locations in 25 cities and towns across three continents and a workforce of nearly 2,700 employees.

To learn more about Wheels Up, go to Wheelsup.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Wheels Up’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation: (i) the size, demands and growth potential of the markets for Wheels Up’s products and services and Wheels Up’s ability to serve those markets; (ii) the degree of market acceptance and adoption of Wheels Up’s products and services; (iii) Wheels Up’s ability to develop innovative products and services and compete with other companies engaged in the private aviation industry; (iv) Wheels Up’s ability to attract and retain customers; (v) the potential impacts of Wheels Up’s obligations arising from the issuance of the equipment notes that could impair Wheels Up’s cash flow and liquidity, and limit Wheels Up’s ability to pursue certain other business priorities or opportunities; (vi) compliance with covenants included in the transaction agreements related to the equipment notes that impose significant operating and financial restrictions on Wheels Up, which could limit Wheels Up’s ability to engage in, or prevent Wheels Up from engaging in, certain business activities or operations or future financings, as well as the consequences of any defaults or exercise of remedies against Wheels Up pursuant to the transaction agreements related to the equipment notes, which could have a material adverse effect on Wheels Up’s liquidity, business, results of operations and financial condition; and (vii) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Wheels Up’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC by Wheels Up on March 10, 2022, and other documents filed by Wheels Up from time to time with the SEC. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Wheels Up does not give any assurance that Wheels Up will achieve its expectations.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures such as Adjusted EBITDA, These non-GAAP financial measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance with U.S. GAAP. Since such non-GAAP financial measures included in this press release are forward-looking non-GAAP financial measures, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Wheels Up believes that these non-GAAP financial measures of financial results provide useful supplemental information to investors about Wheels Up. However, there are a number of limitations related to the use of these non-GAAP financial measures and their nearest U.S. GAAP equivalents, including that they exclude significant expenses that are required by U.S. GAAP to be recorded in Wheels Up’s financial measures. In addition, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.

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Contacts

Investors:

ir@wheelsup.com

Media:

press@wheelsup.com

SOURCE Wheels Up